UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2024
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Cohen & Steers, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32236	14-1904657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1166 Avenue of the Americas
New York, NY 10036
(Address of principal executive offices and Zip Code)
(212) 832-3232
(Registrant's telephone number, including area code)

_________________________________________ (Former name or former address, if changed since last report)
  ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed on April 22, 2024, Cohen & Steers, Inc. (the “Company”) entered into an ATM Equity Offering Sales Agreement (the “Sales Agreement”) with BofA Securities, Inc. (“BofA Securities”), pursuant to which the Company may offer and sell, from time to time, shares of its common stock, par value $0.01 per share (the “Shares”) having an aggregate offering price of up to $100,000,000 through BofA Securities, acting as its agent, or directly to BofA Securities, acting as principal.

On April 22, 2024, the Company delivered written notice to BofA Securities that it was terminating the Sales Agreement, effective April 22, 2024, pursuant to Section 9(a) of the Sales Agreement.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 22, 2024 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 22, 2024, the Company issued a press release announcing that the Company has offered and sold 1,007,057 Shares through its “at-the-market” equity offering program. The Shares were offered and sold through BofA Securities, as sales agent, at an average price per share of $69.60. The expected net proceeds to Cohen & Steers, after deducting commissions and estimated offering expenses, are approximately $68.4 million.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The exhibit listed on the exhibit index accompanying this Current Report on Form 8-K is furnished herewith.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc. (Registrant)

Date: April 23, 2024	By:	/s/ Francis C. Poli
Francis C. Poli Title: Executive Vice President, General Counsel and Secretary